NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NYLI VP American Century Sustainable Equity Portfolio
(the “Portfolio”)

Supplement dated December 10, 2025 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2025, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

 Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At a meeting held on December 9-10, 2025 (the “Meeting”), the Board of Trustees (“Board”) of New York Life Investments VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) changing the Portfolio’s name; (ii) modifying the Portfolio’s principal investment strategies; and (iii) modifying the Portfolio’s non-fundamental “names-rule” investment policy.

As a result, effective on or about May 1, 2026, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.  Name Change. The name of the Portfolio is changed to NYLI VP American Century Large Cap Equity Portfolio.

2. Principal Investment Strategies. The third and fourth paragraphs in “Principal Investment Strategies” section of the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

Under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities of large capitalization companies. Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock. For purposes of this 80% test, the Portfolio defines large capitalization companies as those that are in the capitalization range of the Standard & Poor’s 500® Index (“S&P 500® Index”). Though market capitalizations may change from time to time, as of November 30, 2025, the total market capitalization range of the S&P 500® Index was approximately $7 billion to $4.3 trillion.

While the Portfolio generally invests in large capitalization companies, it may invest in companies of any market capitalization.

3. Investment Policies Related to Portfolio Name.  Effective on or about May 1, 2026, the section entitled “Non-Fundamental Investment Policies Related to Portfolio Names” of the SAI is revised to restate the Portfolio’s non-fundamental investment policy as follows:

To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities of large capitalization companies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.